SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2000


                                 TRIBUNE COMPANY
             (Exact name of Registrant as Specified in its Charter)



           Delaware                  1-8572                 36-1880355
       (State or other           (Commission File        (I.R.S. Employer
jurisdiction of incorporation        Number)           Identification No.)
       or organization)


     435 North Michigan Avenue, Chicago, Illinois              60611
       (Address of Principal Executive Offices)              (Zip Code)


               Registrant's telephone number, including area code:

                                 (312) 222-9100

ITEM 5.     OTHER EVENTS.

      Filed herewith as exhibits 2.1 and 99.1, respectively, are (1) the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 13, 2000, between Tribune Company (the "Company") and The Times Mirror Company ("Times Mirror"), and (2) the Voting Agreement (the "Voting Agreement"), dated as of March 13, 2000, by and among the Company and certain stockholders of Times Mirror, which agreements relate to the business combination between Tribune and Times Mirror announced on March 13, 2000.

      The summary of the Merger Agreement, the Voting Agreement and the transactions contemplated thereby contained in the Form 8-K filed by the Company on March 13, 2000 is qualified in its entirety by all of the terms and provisions of the Merger Agreement and the Voting Agreement attached as exhibits hereto.

ITEM 7.     EXHIBITS.

      Exhibit No.       Description
      -----------       -----------

        2.1 Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

       99.1 Voting Agreement, dated as of March 13, 2000, by and among Tribune Company and certain stockholders of The Times Mirror Company.


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
                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRIBUNE COMPANY
                                  (Registrant)

Date:  March 14, 2000             By:   /s/ Crane H. Kenney
                                     ---------------------------
                                  Name:  Crane H. Kenney
                                  Title: Vice President, General
                                         Counsel and Secretary


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
                                  EXHIBIT INDEX


       Exhibit No.       Description
       -----------       -----------

        2.1 Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

       99.1 Voting Agreement, dated as of March 13, 2000, by and among Tribune Company and certain stockholders of The Times Mirror Company.

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